INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2024	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)	Value ($)
Common Stock — 61.1%
Real Estate — 18.5%
1,800	Digital Realty Trust (a)	243,014	259,272
4,320	Elme Communities (a)	103,915	60,134
160,205	IQHQ, Inc. (b)(c)(d)	2,467,701	4,057,993
3,800	Iron Mountain (a)	247,870	304,798
1,800	Mid-America Apartment Communities (a)	238,395	236,844
60,000	NRES CMP Holdco (b)(c)(d)(e)	1,500,000	1,437,244
37,256	Safehold (a)	1,549,095	767,473

			7,123,758

Real Estate Investment Trust — 42.6%
75,000	Dreamscape Entertainment Properties, Inc. (b)(c)	1,500,000	1,500,000
90,000	Ground Lease (b)(c)(d)	1,800,000	1,833,300
281,817	NexPoint Real Estate Finance, REIT (a)(e)	5,376,276	4,046,897
28,322	NexPoint Residential Trust, Inc. (a)(e)	629,766	911,685
1,280	NexPoint Storage Partners, Inc. (b)(c)(d)(e)	1,077,618	1,020,507
235	NRES REIT SUB II, LLC (b)(c)(d)(e)	1,725,751	2,022,912
148,244,035	NRESF REIT SUB, LLC (b)(c)(d)(e)	2,571,766	4,997,751
55,029	United Development Funding IV, REIT (b)(c)	78,364	36,391

			16,369,443

	Total Common Stock (Cost $21,109,531)		23,493,201

Asset-Backed Securities — 19.2%
300,000	CIFC Funding, Series 2014-4RA 13.37%, 1/17/2035 (f)(g)	94,500	87,750
250,000	CIFC Funding, Series 2015-1A 0.00%, 1/22/2031 (f)(g)(h)	200,050	48,750
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031 (f)(g)(h)	204,276	41,250
2,494,459	FREMF Mortgage Trust, Series 2018-KF44, Class C SOFR30A + 8.614%, 13.93%, 2/25/2025 (f)(i)(j)	2,491,397	2,494,459
2,000,000	FREMF Mortgage Trust, Series 2024-K515, Class C 5.90%, 1/25/2029 (f)	1,717,768	1,712,874
541,934	FREMF Mortgage Trust, Series 2020-KF74, Class C SOFR30A + 6.364%, 11.68%, 1/25/2027 (f)(i)(j)	532,215	537,192

Shares		Amortized Cost ($)	Value ($)
Asset-Backed Securities (continued)
1,300,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NXSS, Class E TSFR1M + 5.778%, 11.10%, 9/15/2039 (f)	1,296,868	1,294,020
700,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NXSS, Class F TSFR1M + 6.378%, 11.70%, 9/15/2039 (f)	698,308	693,420
526,000	STAR Trust, Series 2021-SFR1, Class G TSFR1M + 3.314%, 8.64%, 4/17/2038 (f)(i)	503,181	499,042

	Total Asset-Backed Securities (Cost $7,738,563)		7,408,757

Corporate Obligations — 8.8%
Real Estate — 8.8%
1,700,000	Mid-America Apartments 2.88%, 09/15/51	1,261,251	1,098,684
1,625,000	UDR MTN 2.10%, 08/01/32	1,362,116	1,277,083
1,000,000	Waypoint Residential 13.00%, 12/15/26 (f)	1,037,633	1,021,523

			3,397,290

	Total Corporate Obligations (Cost $3,661,000)		3,397,290

Preferred Stock — 8.3%
Financials — 3.0%
65,000	KKR Real Estate Finance Trust 6.50%(a)(k)	1,042,498	1,145,950

Real Estate — 5.3%
2,106	IQHQ, Inc., Series D-1 (b)(c)	2,068,239	2,037,450

	Total Preferred Stock (Cost $3,110,737)		3,183,400

U.S. Senior Loans (l) — 6.9%
Real Estate — 6.9%
100,000	NexPoint SFR Operating Partnership L.P., 05/24/27 (b)(c)(e)	100,000	97,000
600,000	NRES GERONIMO, LLC, (b)(c)(e)	600,000	555,625
2,000,000	NRES Storage Partners Operating Co., LLC, 09/08/24 (b)(c)(e)	2,000,000	1,998,308

			2,650,933

	Total U.S. Senior Loans (Cost $2,700,000)		2,650,933

INVESTMENT PORTFOLIO (unaudited)(continued)
As of March 31, 2024	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)	Value ($)
Agency Collateralized Mortgage Obligations — 3.6%
1,500,000	FHLMC Multifamily Structured Credit Risk, Series 2021-MN3, Class B1 SOFR30A + 6.850%, 12.17%, 11/25/2051 (f)(j)	1,366,285	1,346,250
336,832	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3 2.02%, 9/25/2046 (g)(i)	19,303	30,643

	Total Agency Collateralized Mortgage Obligations (Cost $1,385,588)		1,376,893

Total Investments - 107.9% (Cost $39,705,419)			41,510,474

Securities Sold Short— (9.0)%
Common Stock — (9.0)%
Real Estate — (9.0)%
(6,900)	Ryman Hospitality Properties		(797,709)
(48,500)	SL Green Realty		(2,673,805)

			(3,471,514)

	Total Common Stock (Proceeds $1,645,613)		(3,471,514)

	Total Securities Sold Short-(9.0)% (Proceeds $1,645,613)		(3,471,514)

Other Assets & Liabilities, Net - 1.1%(m)			429,657

Net Assets - 100.0%			38,468,617

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $7,733,054.
(b)

Securities with a total aggregate value of $21,594,481, or 56.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $21,594,481, or 56.1% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2024. Please see Notes to Investment Portfolio.

(d)	Non-income producing security.
(e)	Affiliated issuer. Assets with a total aggregate fair value of $17,087,929, or 44.4% of net assets, were affiliated with the Fund as of March 31, 2024.
(f)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At March 31, 2024, these securities amounted to $9,776,531 or 25.4% of net assets.

(g)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	No interest rate available.
(i)	As of March 31, 2024, investments with a total aggregate value of $5,937,103 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(j)	SOFR30A was 5.322% as of March 31, 2024. Please see Notes to Investment Portfolio.
(k)	Perpetual security with no stated maturity date.
(l)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of March 31, 2024, the SOFR 1 Month and SOFR 3 Month rates were 5.32% and 5.35%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(m)	As of March 31, 2024, $3,407,480 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

INVESTMENT PORTFOLIO (unaudited)(concluded)
As of March 31, 2024	NexPoint Real Estate Strategies

FHLMC — Federal Home Loan Mortgage Corporation

IO — Interest Only - face amount represents notional amount

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

REIT — Real Estate Investment Trust

Reverse Repurchase Agreements outstanding as of March 31, 2024 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	AMSR Trust, Series 2020-SFR1, Class F, 06/17/2038	7.12	3/8/2024	4/5/2024	$(425,342)	$(423,000)	$(423,000)
Mizuho	FHLMC Multifamily Structured Credit Risk, Series 2021-MN3, Class B1, 11/25/2051	7.67	3/8/2024	4/5/2024	(688,080)	(684,000)	(684,000)
Mizuho	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3, 9/25/2046	6.37	3/8/2024	4/5/2024	(21,104)	(21,000)	(21,000)
Mizuho	FREMF Mortgage Trust, Series 2020-KF74, Class C, 01/25/2027	7.32	3/8/2024	4/5/2024	(350,987)	(349,000)	(349,000)
Mizuho	FREMF Mortgage Trust, Series 2024-K515, Class C, 01/25/2029	7.32	3/28/2024	4/5/2024	(1,028,671)	(1,027,000)	(1,027,000)
Mizuho	Mid-America Apartments, 09/15/2051	6.57	3/8/2024	4/5/2024	(421,141)	(419,000)	(419,000)
Mizuho	STAR Trust, Series 2021-SFR1, Class G, 4/17/2038	7.07	3/8/2024	4/5/2024	(325,782)	(324,000)	(324,000)
Mizuho	UDR, 08/01/2032	6.57	3/8/2024	4/5/2024	(512,606)	(510,000)	(510,000)
Mizuho	FREMF Mortgage Trust, Series 2018-KF44, Class C, 02/25/2025	7.12	3/8/2024	4/5/2024	(1,629,977)	(1,621,000)	(1,621,000)

Total Reverse Repurchase Agreements						$(5,378,000)	$(5,378,000)

NOTES TO INVESTMENT PORTFOLIO (unaudited)
As of March 31, 2024	NexPoint Real Estate Strategies

Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the three months ended March 31, 2024. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of NexPoint Asset Management, L.P., is the investment adviser to the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations. The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily avail-able, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment;

NOTES TO INVESTMENT PORTFOLIO (unaudited)
As of March 31, 2024	NexPoint Real Estate Strategies

(ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgement of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for consolidated financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2024, the Fund’s investments consisted of Real Estate Investment Trusts (“REITs”) and other real estate investments, common stocks, preferred stocks, LLC interest, asset-backed securities, collateralized mortgage obligations and cash equivalents. The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

NOTES TO INVESTMENT PORTFOLIO (unaudited)
As of March 31, 2024	NexPoint Real Estate Strategies

The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

NOTES TO INVESTMENT PORTFOLIO (unaudited)
As of March 31, 2024	NexPoint Real Estate Strategies

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an off-setting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

NOTES TO INVESTMENT PORTFOLIO (unaudited)
As of March 31, 2024	NexPoint Real Estate Strategies

Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2024:

Issuer	Shares at December 31, 2023	Beginning Value as of December 31, 2023	Value of Transfers In	Value of Transfers Out	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2024	Shares at March 31, 2024	Affiliated Income
Wholly Owned, Not Consolidated
NRESF REIT SUB, LLC	148,159,399	$4,995,342	$—	$—	$2,854	$—	$—	$—	$(445)	$4,997,751	148,244,035	$—
NRES REIT SUB II, LLC	235	2,018,005	—	—	—	—	—	—	4,907	2,022,912	235	—
Other Affiliates
NexPoint Residential Trust, Inc. REIT (Common Stocks)	28,322	975,126	—	—	—	—	(8,747)	—	(54,694)	911,685	28,322	—
NexPoint Real Estate Finance (Common Stocks)	281,817	4,438,623	—	—	—	—	27	—	(391,753)	4,046,897	281,817	—
NexPoint SFR Operating Partnership, LP	100,000	97,000	—	—	—	—	—	—	—	97,000	100,000	1,875
NexPoint Storage Partners, Inc.	1,280	1,020,507	—	—	—	—	—	—	—	1,020,507	1,280	—
NRES Storage Partners Operating Co., LLC	2,000,000	1,998,308	—	—	—	—	—	—	—	1,998,308	2,000,000	45,000
NRES GERONIMO, LLC	600,000	555,624	—	—	—	—	—	—	1	555,625	600,000	7,884
NRES CMP Holdco	60,000	1,437,244	—	—	—	—	—	—	—	1,437,244	60,000	—

Total	151,231,053	$17,535,779	$—	$—	$2,854	$—	$(8,720)	$—	$(441,984)	$17,087,929	151,315,689	$54,759